Exhibit 10.1

Execution Version

AMENDMENT NO. 5 and Consent, dated as of March 16, 2020 (this “Agreement”), among DUKE ENERGY CORPORATION (the “Company”), DUKE ENERGY CAROLINAS, LLC (“Duke Energy Carolinas”), DUKE ENERGY OHIO, INC. (“Duke Energy Ohio”), DUKE ENERGY INDIANA, LLC (“Duke Energy Indiana”), DUKE ENERGY KENTUCKY, INC. (“Duke Energy Kentucky”), DUKE ENERGY PROGRESS, LLC (f/k/a PROGRESS ENERGY CAROLINAS, INC.) (“Duke Energy Progress”), DUKE ENERGY FLORIDA, LLC (f/k/a PROGRESS ENERGY FLORIDA, INC.) (“Duke Energy Florida”) and PIEDMONT NATURAL GAS COMPANY, INC. (“Piedmont”), the LENDERS party hereto (the “Lenders”), the ISSUING LENDERS party hereto (the “Issuing Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Swingline Lender.

A.                Reference is made to the Credit Agreement dated as of November 18, 2011 (as amended by Amendment No. 1 and Consent dated as of December 18, 2013, Amendment No. 2 and Consent dated as of January 30, 2015, Amendment No. 3 and Consent dated as of March 16, 2017 and Amendment No. 4 and Consent dated as of March 18, 2019, the “Existing Credit Agreement”), among the Company, Duke Energy Carolinas, Duke Energy Ohio, Duke Energy Indiana, Duke Energy Kentucky, Duke Energy Progress, Duke Energy Florida and Piedmont (the “Borrowers”), the Lenders party thereto (the “Existing Lenders”) and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as swingline lender (in such capacity, the “Swingline Lender”).

B.                 The Company has requested to exercise one of the two remaining extension options pursuant to Section 2.01(b) of the Existing Credit Agreement to extend the Commitment Termination Date for one year (the “Extension”).

C.                 The Borrowers have requested that certain amendments be made to the Existing Credit Agreement, including resetting the Company’s extension options so the Company has two extension options remaining, as more fully set forth herein (the “Amendments”).

D.                The Lenders party hereto have agreed to the Extension of the Existing Credit Agreement and the Amendments of the Existing Credit Agreement as set forth herein and as amended hereby (the Existing Credit Agreement as so amended being referred to as the “Amended Credit Agreement”).

Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Terms Generally. (a) The rules of construction set forth in Section 1.01 of the Amended Credit Agreement shall apply mutatis mutandis to this Agreement. Capitalized terms used but not defined herein have the meanings assigned thereto in the Amended Credit Agreement.

(b) As used in this Agreement, “Effective Date” shall have the meaning assigned to such term in Section 6.

SECTION 2. Amendments to Existing Credit Agreement.

(a) Definitions.

(i)           Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Amendment No. 5” means that certain Amendment No. 5 and Consent, dated as of March 16, 2020, among the Borrowers, the lenders party thereto and the Administrative Agent.

“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrative Agent and the Borrowers giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the London Interbank Offered Rate for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the London Interbank Offered Rate with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrowers giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the London Interbank Offered Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the London Interbank Offered Rate with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the London Interbank Offered Rate:

(1)	in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the London Interbank Offered Rate permanently or indefinitely ceases to provide the London Interbank Offered Rate; or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the London Interbank Offered Rate:

(1)	a public statement or publication of information by or on behalf of the administrator of the London Interbank Offered Rate announcing that such administrator has ceased or will cease to provide the London Interbank Offered Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the London Interbank Offered Rate;

(2)	a public statement or publication of information by the regulatory supervisor for the administrator of the London Interbank Offered Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the London Interbank Offered Rate, a resolution authority with jurisdiction over the administrator for the London Interbank Offered Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the London Interbank Offered Rate, which states that the administrator of the London Interbank Offered Rate has ceased or will cease to provide the London Interbank Offered Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the London Interbank Offered Rate; or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the London Interbank Offered Rate announcing that the London Interbank Offered Rate is no longer representative.

“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to the Borrowers, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders.

“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the London Interbank Offered Rate and solely to the extent that the London Interbank Offered Rate has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the London Interbank Offered Rate for all purposes hereunder in accordance with Section 8.01(b) and (y) ending at the time that a Benchmark Replacement has replaced the London Interbank Offered Rate for all purposes hereunder pursuant to Section 8.01(b).

“Early Opt-in Election” means the occurrence of:

(1)	(i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Borrowers) that the Required Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 8.01(b) are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the London Interbank Offered Rate, and

(2)	(i) the election by the Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrowers and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent.

“FDIC” means the Federal Deposit Insurance Corporation.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“Fifth Amendment Effective Date” means March 16, 2020, being the date on which Amendment No. 5 became effective.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.

“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

(i)             Bail-In Action Definition. The definition of “Bail-In Action” is hereby amended and restated in its entirety as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

(ii)            Bail-In Legislation Definition. The definition of “Bail-In Legislation” is hereby amended and restated in its entirety as follows:

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

(iii)           Write-Down and Conversion Powers Definition. The definition of “Write-Down and Conversion Powers” is hereby amended and restated in its entirety as follows:

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(iv)          Replacement Rate Definitions. Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the defined terms “Replacement Rate” and “Replacement Rate Conforming Changes” from that Section.

(b) Amendment to Article I. Article 1 of the Existing Credit Agreement is hereby amended by adding the following language as a new Section 1.05:

“Section 1.05.  Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definition of “London Interbank Offered Rate” or with respect to any rate that is an alternative or replacement for or successor to any such rate (including, without limitation, any Benchmark Replacement) or the effect of any of the foregoing, or of any Benchmark Replacement Conforming Changes.”

(c) Benchmark Replacement. Each reference to the “Replacement Rate” throughout the Existing Credit Agreement is hereby deleted and the term “Benchmark Replacement” is substituted therefor.

(d) Amendment to Section 2.01(b). Section 2.01(b) of the Existing Credit Agreement is hereby amended by deleting the term “Fourth Amendment Effective Date” and substituting the term “Fifth Amendment Effective Date” therefor.

(e) Amendment to Section 2.06(b). Section 2.06(b) of the Existing Credit Agreement is hereby amended by deleting the following sentences thereof:

“Upon any determination or giving of notice in respect of clauses (i), (ii) or (iii) in Section 8.01(b) and until a Replacement Rate shall be determined in accordance with Section 8.01(b), (i) the obligation of the Lenders to make or maintain Euro-Dollar Loans shall be suspended, (ii) the LIBOR Market Index Rate component shall no longer be utilized in determining the Base Rate and (iii) any request by the Borrower to borrow Swingline Loans shall be ineffective.  Upon any determination or giving of notice in respect of clauses (i), (ii) or (iii) in Section 8.01(b), the Borrower may revoke any pending Notice of Borrowing of, conversion to or continuation of Euro-Dollar Loans (to the extent of the affected Euro-Dollar Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Base Rate Borrowing (subject to the foregoing clause (ii)) in the amount specified therein.”

(f) Amendment to Section 4.09. Section 4.09 of the Existing Credit Agreement is hereby amended by deleting the term “Fourth Amendment Effective Date” and substituting the term “Fifth Amendment Effective Date” therefor.

(g) Amendment to Section 8.01(a). Section 8.01(a) of the Existing Credit Agreement is hereby amended by (1) deleting the phrase “Unless and until a Replacement Rate is implemented in accordance with clause (b) below” and substituting the phrase “Subject to Section 8.01(b)” therefor, (2) delieting the word “and” before clause (v) thereof, and (3) adding the following as a new clause (vi) immediately following clause (v) thereof:

“and (vi) any request by the Borrower to borrow Swingline Loans shall be ineffective.”

(h) Amendment to Section 8.01(b). Section 8.01(b) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)          Effect of Benchmark Transition Event.

(i)       Benchmark Replacement. Notwithstanding anything to the contrary herein, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrowers may amend this Agreement to replace the London Interbank Offered Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrowers so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of the London Interbank Offered Rate with a Benchmark Replacement pursuant to this Section 8.01(b) will occur prior to the applicable Benchmark Transition Start Date.

(ii)      Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent in consultation with the Borrowers will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(iii)     Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrowers and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 8.01(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 8.01(b).

(iv)       Benchmark Unavailability Period. Upon the Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period, (i) the Borrowers may revoke any request for a Euro-Dollar Loan of, conversion to or continuation of Euro-Dollar Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrowers will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans, (ii) the obligation of the Lenders to make or maintain Euro-Dollar Loans shall be suspended, (iii) the LIBOR Market Index Rate component shall no longer be utilized in determining the Base Rate and (iv) any request by the Borrowers to borrow Swingline Loans shall be ineffective.”

(i) Amendment to Section 9.01(a)(x). Section 9.01(a)(x) of the Existing Credit Agreement is hereby amended by deleting the term “Amendment No. 4” and substituting the term “Amendment No. 5” therefor.

(j) Amendment to Section 9.16. Section 9.16 of the Existing Credit Agreement is hereby amended by (1) deleting the phrase “EEA Financial Institution” where it appears in such Section and substituting the phrase “Affected Financial Institution” therefor, and (2) deleting the phrases “an EEA Resolution Authority” and “any EEA Resolution Authority” where each such phrase appears in such Section and substituting the phrase “the applicable Resolution Authority” therefor.

(k) QFC Stay Language. Article 9 of the Existing Credit Agreement is hereby amended by adding the following language as a new Section 9.17:

“Section 9.17    Acknowledgement Regarding Any Supported QFCs. To the extent this Agreement provides support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)       In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)       As used in this Section 9.17, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

SECTION 3. Extension of Commitment Termination Date. Each Lender, by executing this Agreement hereby agrees, effective as of Effective Date, to extend its Commitment and Commitment Termination Date under the Existing Credit Agreement for one year to March 16, 2025 pursuant to Section 2.01(b) of the Existing Credit Agreement. After giving effect to this Agreement, the Borrowers will have two (2) remaining extension options available under Section 2.01(b) of the Amended Credit Agreement. Any Lender which does not execute this Agreement shall be deemed to have elected not to extend the Commitment Termination Date, and the Commitment of each non-extending Lender shall terminate on its Commitment Termination Date determined without giving effect to such requested extension.

SECTION 4. Confirmation of Commitments. (a) Each Lender, by executing this Agreement confirms that on the Effective Date after giving effect to this Agreement the Commitment of such Lender under the Amended Credit Agreement shall be as set forth on such Lender’s executed signature page to this Agreement.

(b) Each Borrower agrees to execute and deliver a Note, if required by a Lender, payable to the order of such Lender reflecting the Commitments set forth on the Commitment Schedule to the Amended Credit Agreement pursuant to Section 2.04(b) of the Amended Credit Agreement.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Borrower party hereto represents and warrants to the Administrative Agent and each of the Lenders that:

(a) The execution, delivery and performance by such Borrower of this Agreement and the Notes are within such Borrower’s powers, have been duly authorized by all necessary company action, require no action by or in respect of, or filing with, any Governmental Authority (except for consents, authorizations or filings which have been obtained or made, as the case may be, and are in full force and effect) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation, by laws, certificate of formation or the limited liability company agreement of such Borrower or of any material agreement, judgment, injunction, order, decree or other instrument binding upon such Borrower or result in the creation or imposition of any Lien on any asset of such Borrower or any of its Material Subsidiaries.

(b) This Agreement constitutes a valid and binding agreement of such Borrower and each Note, if and when executed and delivered by it in accordance with this Agreement, will constitute a valid and binding obligation of such Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and by general principles of equity.

(c) Each of the representations and warranties made by such Borrower in Article 4 of the Amended Credit Agreement is true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case they shall be true and correct on and as of such earlier date); provided that any representation and warranty that is qualified by materiality or material adverse effect shall be true and correct in all respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case they shall be true and correct on and as of such earlier date).

(d) No Event of Default or Default has occurred and is continuing as of the date hereof.

SECTION 6. Conditions to Effectiveness. The Amendments in Section 2 and the Extension in Section 3 shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a) (1) With respect to the Amendments in Section 2, the Administrative Agent shall have received duly executed counterparts of this Agreement from the Borrowers and the Required Lenders consenting to this Agreement, and (2) with respect to the Extension in Section 3, the Administrative Agent shall have received duly executed counterparts of this Agreement from the Borrowers and the Lenders having Commitments in an aggregate amount equal to at least 51% of the Commitments in effect on the Effective Date.

(b) The Assignment and Assumption Agreement among the Company, the Administrative Agent, Truist Bank, Bank of Montreal, Chicago Branch, and the Issuing Lenders shall have been executed and be effective substantially concurrent with the execution of this Agreement.

(c) The Administrative Agent shall have received (1) an opinion of internal counsel of each Borrower, substantially in the form of Exhibit B to the Existing Credit Agreement and (2) an opinion of Parker Poe Adams & Bernstein LLP, special counsel for the Borrowers, substantially in the form of Exhibit C to the Existing Credit Agreement, and, in each case, covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request;

(d) The Administrative Agent shall have received a certificate signed by a Vice President, the Treasurer, an Assistant Treasurer or the Controller of the Company, dated the Effective Date, to the effect set forth in clauses (c) and (d) of Section 5 above;

(e) The Administrative Agent shall have received all documents it may have reasonably requested prior to the Effective Date relating to the existence of the Borrowers, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent;

(f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, fees and expenses required to be paid or delivered by the Company on the Effective Date pursuant to the certain fee letter dated as of February 20, 2020 among the arrangers party thereto and the Company, and to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Company hereunder.

(g) The Administrative Agent shall have received, at least three Domestic Business Days prior to the Effective Date, all documentation and other information about the Borrowers that shall have been reasonably requested by the Administrative Agent in writing at least 10 Domestic Business Days prior to the Effective Date and that the Administrative Agent reasonably determines is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act and the Beneficial Ownership Regulation.

SECTION 7. Effect of Amendments. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or each of the Lenders under the Existing Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Existing Credit Agreement specifically referred to herein.

SECTION 8. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended Credit Agreement.

SECTION 9. Counterparts; Integration. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other means of electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

SECTION 10. Severability. To the extent any provision of this Agreement is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

SECTION 11. Expenses. The Borrowers shall pay all reasonable and documented fees and expenses of counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement.

SECTION 12. APPLICABLE LAW, SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH BORROWER AND EACH LENDER PARTY HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK COUNTY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH BORROWER AND EACH LENDER PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

SECTION 13. WAIVER OF JURY TRIAL. EACH OF THE BORROWERS, THE AGENTS, THE ISSUING LENDERS AND THE LENDERS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 14. Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

SECTION 15. Headings. The headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date and year first above written.

DUKE ENERGY CORPORATION
By:
/s/ Michael Hendershott
	Name:	Michael Hendershott
	Title:	Assistant Treasurer
	Address:	550 South Tryon Street Charlotte, NC 28202
	Attention:	Treasury Department
	Telecopy number:	704-382-4935
	Taxpayer ID:	20-2777218

DUKE ENERGY CAROLINAS, LLC
By:
/s/ Michael Hendershott
Name:	Michael Hendershott
Title:	Assistant Treasurer
Address:	550 South Tryon Street Charlotte, NC 28202
Attention:	Treasury Department
Telecopy number:	704-382-4935
Taxpayer ID:	56-0205520

DUKE ENERGY OHIO, INC.
By:
/s/ Michael Hendershott
Name:	Michael Hendershott
Title:	Assistant Treasurer
Address:	550 South Tryon Street Charlotte, NC 28202
Attention:	Treasury Department
Telecopy number:	704-382-4935
Taxpayer ID:	31-0240030

[Signature Page to Amendment No. 5 and Consent]

DUKE ENERGY INDIANA, LLC
By:
/s/ Michael Hendershott
Name:	Michael Hendershott
Title:	Assistant Treasurer
Address:	550 South Tryon Street Charlotte, NC 28202
Attention:	Treasury Department
Telecopy number:	704-382-4935
Taxpayer ID:	35-0594457

DUKE ENERGY KENTUCKY, INC.
By:
/s/ Michael Hendershott
Name:	Michael Hendershott
Title:	Assistant Treasurer
Address:	550 South Tryon Street Charlotte, NC 28202
Attention:	Treasury Department
Telecopy number:	704-382-4935
Taxpayer ID:	31-0473080

DUKE ENERGY PROGRESS, LLC
By:
/s/ Michael Hendershott
Name:	Michael Hendershott
Title:	Assistant Treasurer
Address:	550 South Tryon Street Charlotte, NC 28202
Attention:	Treasury Department
Telecopy number:	704-382-4935
Taxpayer ID:	56-0165465

[Signature Page to Amendment No. 5 and Consent]

DUKE ENERGY FLORIDA, LLC
By:
/s/ Michael Hendershott
Name:	Michael Hendershott
Title:	Assistant Treasurer
Address:	550 South Tryon Street Charlotte, NC 28202
Attention:	Treasury Department
Telecopy number:	704-382-4935
Taxpayer ID:	59-0247770

PIEDMONT NATURAL GAS COMPANY, INC.
By:
/s/ Michael Hendershott
Name:	Michael Hendershott
Title:	Assistant Treasurer
Address:	550 South Tryon Street Charlotte, NC 28202
Attention:	Treasury Department
Telecopy number:	704-382-4935
Taxpayer ID:	56-0556998

[Signature Page to Amendment No. 5 and Consent]

WElls fargo Bank, National Association, individually and as Administrative Agent, Issuing Lender, Swingline Lender and Lender

By
/s/ Patrick Engel
Name:	Patrick Engel
Title:	Managing Director

[Signature Page to Amendment No. 5 and Consent]

Bank of America, N.A., as Lender and Issuing Lender

By	/s/ Gerard P. Rooney
	Name:	Gerard P. Rooney
	Title:	Managing Director

For any Lender requiring a second signature block:

By
Name:
Title:

Commitment under Amended Credit Agreement:

$400,000,000

[Signature Page to Amendment No. 5 and Consent]

JPMORGAN CHASE BANK, N.A., as Lender and Issuing Lender

By	/s/ Tom K. Martin
	Name:	Tom K. Martin
	Title:	Vice President

For any Lender requiring a second signature block:

By
Name:
Title:

Commitment under Amended Credit Agreement:

$400,000,000

[Signature Page to Amendment No. 5 and Consent]

Mizuho Bank, Ltd., as Lender and Issuing Lender

By	/s/ Edward Sacks
	Name:	Edward Sacks
	Title:	Authorized Signatory

Commitment under Amended Credit Agreement:

$400,000,000

[Signature Page to Amendment No. 5 and Consent]

Bank of China, New York Branch., as Lender and Issuing Lender

By	/s/ Raymond Qiao
	Name:	Raymond Qiao
	Title:	Executive Vice President

Commitment under Amended Credit Agreement:

$400,000,000

[Signature Page to Amendment No. 5 and Consent]

BARCLAYS BANK PLC, as Lender and Issuing Lender

By	/s/ Sydney G. Dennis
	Name:	Sydney G. Dennis
	Title:	Director

For any Lender requiring a second signature block:

By
Name:
Title:

Commitment under Amended Credit Agreement:

$400,000,000

[Signature Page to Amendment No. 5 and Consent]

CITIBANK, N.A., as Lender and Issuing Lender

By	/s/ Richard D. Rivera
	Name:	Richard Rivera
	Title:	Vice President

Commitment under Amended Credit Agreement:

$400,000,000

[Signature Page to Amendment No. 5 and Consent]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender and Issuing Lender

By	/s/ Judith Smith
	Name:	Judith Smith
	Title:	Authorized Signatory

By	/s/ Nicolas Thierry
	Name:	Nicolas Thierry
	Title:	Authorized Signatory

Commitment under Amended Credit Agreement:

$400,000,000

[Signature Page to Amendment No. 5 and Consent]

Royal Bank of Canada, as Lender and Issuing Lender

By	/s/ Martina Wellik
	Name:	Martina Wellik
	Title:	Authorized Signatory

Commitment under Amended Credit Agreement:

$400,000,000

[Signature Page to Amendment No. 5 and Consent]

MUFG BANK, LTD., as Lender and Issuing Lender:

By	/s/ Robert MacFarlane
	Name:	Robert MacFarlane
	Title:	Director

For any Lender requiring a second signature block:

By
Name:
Title:

Commitment under Amended Credit Agreement:

$400,000,000

[Signature Page to Amendment No. 5 and Consent]

Truist Bank, as successor by merger to SunTrust Bank and formerly known as Branch Banking and Trust Company, as Lender

By	/s/ Arize Agumadu
	Name:	Arize Agumadu
	Title:	Vice President

For any Lender requiring a second signature block:

By
Name:
Title:

Commitment under Amended Credit Agreement:

$400,000,000

[Signature Page to Amendment No. 5 and Consent]

PNC BANK, NATIONAL ASSOCIATION, as Lender

By	/s/ Alex Rolfe
	Name:	Alex Rolfe
	Title:	Vice President

Commitment under Amended Credit Agreement:

$337,500,000

[Signature Page to Amendment No. 5 and Consent]

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By	/s/ Katie Lee
	Name:	Katie Lee
	Title:	Director

Commitment under Amended Credit Agreement:

$337,500,000

[Signature Page to Amendment No. 5 and Consent]

BNP Paribas, as Lender

By	/s/ Denis O’Meara
	Name:	Denis O’Meara
	Title:	Managing Director

For any Lender requiring a second signature block:

By	/s/ Theodore Sheen
	Name:	Theodore Sheen
	Title:	Director

Commitment under Amended Credit Agreement:

$325,000,000

[Signature Page to Amendment No. 5 and Consent]

GOLDMAN SACHS BANK USA, as Lender

By	/s/ Jacob Elder
	Name:	Jacob Elder
	Title:	Authorized Signatory

Commitment under Amended Credit Agreement:

$325,000,000

[Signature Page to Amendment No. 5 and Consent]

Morgan Stanley Bank, N. A., as Lender

By	/s/ Alysha Salinger
	Name:	Alysha Salinger
	Title:	Authorized Signatory

Commitment under Amended Credit Agreement:

$325,000,000

[Signature Page to Amendment No. 5 and Consent]

TD Bank, N.A., as Lender

By	/s/ Shannon Batchman
	Name:	Shannon Batchman
	Title:	Senior Vice President

Commitment under Amended Credit Agreement:

$325,000,000

[Signature Page to Amendment No. 5 and Consent]

The Bank of Nova Scotia, as Lender

By	/s/ David Dewar
	Name:	David Dewar
	Title:	Director

Commitment under Amended Credit Agreement:

$325,000,000

[Signature Page to Amendment No. 5 and Consent]

U.S. BANK NATIONAL ASSOCIATION, as Lender

By	/s/ James O’Shaughnessy
	Name:	James O’Shaughnessy
	Title:	Vice President

Commitment under Amended Credit Agreement:

$325,000,000

[Signature Page to Amendment No. 5 and Consent]

KEYBANK NATIONAL ASSOCIATION, as Lender

By	/s/ Lisa A. Ryder
	Name:	Lisa A. Ryder
	Title:	Senior Vice President

Commitment under Amended Credit Agreement:

$175,000,000.00

[Signature Page to Amendment No. 5 and Consent]

REGIONS BANK, as Lender

By	/s/ Tedrick Tarver
	Name:	Tedrick Tarver
	Title:	Director

Commitment under Amended Credit Agreement:

$175,000,000

[Signature Page to Amendment No. 5 and Consent]

BANCO SANTANDER, S.A., NEW YORK BRANCH, as Lender

By	/s/ Juan Galan
	Name:	Juan Galan
	Title:	Managing Director

By	/s/ Rita Walz-Cuccioli
	Name:	Rita Walz-Cuccioli
	Title:	Executive Director

Commitment under Amended Credit Agreement:

$175,000,000

[Signature Page to Amendment No. 5 and Consent]

The Bank of New York Mellon, as Lender

By	/s/ Richard K. Fronapfel, Jr.
	Name:	Richard K. Fronapfel, Jr.
	Title:	Director

Commitment under Amended Credit Agreement:

$175,000,000.00

[Signature Page to Amendment No. 5 and Consent]

The Northern Trust Company, as Lender

By	/s/ Andrew D. Holtz
	Name:	Andrew D. Holtz
	Title:	Senior Vice President

Commitment under Amended Credit Agreement:

$175,000,000.00

[Signature Page to Amendment No. 5 and Consent]

Bank of Montreal, Chicago Branch, as Lender

By	/s/ Rahul D. Shah
	Name:	Rahul D. Shah
	Title:	Managing Director

Commitment under Amended Credit Agreement:

$100,000,000

[Signature Page to Amendment No. 5 and Consent]